Item 1.  Report to Shareholders

October 31, 2004

EMERGING EUROPE & MEDITERRANEAN FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB
Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS

Stocks in emerging European and Middle East countries produced strong returns over the past year. In the last six months, gains were more moderate, and returns among countries were mixed. Equities in Egypt, Turkey, and central European countries fared best in U.S. dollar terms, while the Russian market was hobbled by the government's ongoing political and tax disputes with oil company Yukos. Israeli stocks fell sharply amid weakness among technology and pharmaceutical shares.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                      6 Months     12 Months
--------------------------------------------------------------------------------
 Emerging Europe &
 Mediterranean Fund                           8.62%        31.96%

 MSCI Emerging Markets Europe
 & Middle East Index                          9.07         31.21

* Please see the fund's quarter-end returns following this letter.

Your fund returned 8.62% and 31.96% in the 6- and 12-month periods ended October 31, 2004, respectively. As shown in the table, the fund lagged the MSCI Emerging Markets Europe & Middle East Index in the last six months but outperformed over the fund's fiscal year. In the last six months, the fund benefited from strong performance of stocks in Egypt, which is not represented in our benchmark. However, weakness among Russian energy companies detracted from our results.

PORTFOLIO REVIEW

Russia

The Russian economy, much of which is leveraged to energy and raw materials prices, remained strong in the last six months. Wireless companies have greatly benefited from this growth, and consumers have been driving wireless penetration growth at an accelerating rate, particularly in the regions outside Moscow. Our large positions in Mobile Telesystems and AO VimpelCom, Russia's top two wireless providers, contributed greatly to our six-month performance.

In contrast, embattled oil company Yukos was the fund's largest detractor in both the 6- and 12-month periods. Yukos has historically been one of the most attractive Russian energy companies due to strong production growth, lower relative costs, and a significant reserve base. The company has been a significant holding for several years, and the fund has benefited substantially from its appreciation. Over the last year, however, the government's attempts to force the company to pay back taxes have jeopardized its ability to produce oil--which has contributed to the spike in global prices--and pushed it to the verge of bankruptcy. Although President Vladimir Putin insisted that it is not in the country's interest to bankrupt the company, we decided to eliminate our position when the government prepared to circumvent Russian law by selling Yukos' assets at deep discounts to cover the company's tax liabilities. Given our concerns about how the government has handled the Yukos situation and about increasing state intervention in the economy, we reduced our Russian market exposure by the end of October to about 25% of assets--an underweighting relative to our benchmark. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                           Percent of Net Assets
                                          4/30/04        10/31/04
--------------------------------------------------------------------------------
Russia                                      30.1%           24.5%

Israel                                      28.6            20.3

Egypt                                        6.8            18.4

Turkey                                      14.9            12.3

Hungary                                      1.5             4.2

Czech Republic                               3.3             3.2

Kazakhstan                                   3.9             3.0

Other and Reserves                          10.9            14.1
--------------------------------------------------------------------------------
Total                                      100.0%          100.0%

Israel

Israel's economy continued to recover from several years of recession, and we believe our Israeli stock positions will benefit from this improvement over the long term. In fact, we added to our positions in Bank Leumi and Bank Hapoalim for that reason. However, during our reporting period, the Israeli market was one of the weakest in our target regions amid a global slide in technology shares, including Orbotech and NICE Systems, which were two of our largest detractors. We maintained our positions in these stocks because of what we think are favorable fundamentals. Orbotech continues to enjoy strong demand for its flat-panel display products, while NICE Systems is still growing its revenues, yet trades at a significant discount to its peers.

Poor performance of Teva Pharmaceutical also weighed on the Israeli market and on the fund's six-month results. Teva, our second-largest holding at the end of April, is probably still the best-positioned generic drug manufacturer in the world. However, we decided to eliminate our position because of increasing global competition from other generic drug makers. As a result, our allocation to Israel declined to 20% of assets at the end of October--an underweighting relative to our benchmark.

Turkey

Turkey's economy remained strong in the last six months, and its leaders are optimistic that the European Union will set a timetable in mid-December for Turkey to work toward full EU membership. Rising global interest rates have had a negative impact on the country, however, due to very high debt levels. In response, we have focused on domestic companies that are positioned to benefit from economic improvements, such as Arcelik, an appliance manufacturer that should benefit from increased consumer demand.

MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months                         Local         Local Currency             U.S.
Ended 10/31/04                  Currency       vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------
Czech Republic                    14.27%                  9.64%           25.29%

Egypt                             52.46                  -0.52             51.67

Greece                             4.46                   6.11             10.85

Hungary                           22.36                   8.39             32.62

Israel                           -11.31                   2.90             -9.27

Poland                             5.48                  18.23             24.72

Russia                             7.39                   0.93              7.39

Turkey                            30.17                  -3.80             25.23

Source: RIMES Online, using MSCI indices.


Although we still like Turkey, the investment risks in the current environment are high. By selling some of our holdings that have performed well, including Dogan Yayin Holding (which we eliminated) and Turkcell, we have reduced our net exposure in the last six months to 12% of assets, roughly a neutral weighting.

Egypt

We increased the portfolio's exposure to Egypt, which is not represented in our benchmark, to 18% of assets in the last six months. We have liked many Egyptian stocks in the past but have been reluctant to invest heavily in the country due to various macroeconomic concerns. However, a new government came to power in July, and we are encouraged by its reform efforts.

Our largest new Egyptian purchase is Commercial International Bank, which should benefit from new banking reform proposals. We also added telecommunication services companies Egyptian Company for Mobile Services and Vodafone Egypt to the portfolio. Subscriber growth in the wireless industry appears to be strong and could increase as the economy strengthens and consumer spending increases. Our older Egyptian holdings, Orascom Telecommunications and Orascom Construction Industries, were our two largest contributors to fund performance in the last six months.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                 Percent of Net Assets
                                                 4/30/04      10/31/04
--------------------------------------------------------------------------------
Financials                                         15.4%         26.9%

Telecommunication Services                         22.8          23.1

Energy                                             20.9          15.9

Materials                                           7.5           7.7

Information Technology                              9.6           7.7

Industrials and Business Services                   5.2           4.3

Consumer Discretionary                              4.5           2.6

Consumer Staples                                    1.3           1.3

Health Care                                         8.1           0.0

Other and Reserves                                  4.7          10.5
--------------------------------------------------------------------------------
Total                                             100.0%        100.0%


Central Europe

We continued to underweight central and eastern Europe because the macroeconomic outlook remains problematic and many companies with sustainable growth potential are expensive, in our opinion. In fact, we eliminated our positions in Poland and Eesti Telekom in Estonia. Nevertheless, we continue to look for attractive investment opportunities in the region. One example is OTP Bank, a former Hungarian holding that we sold due to falling net income margins. As we continued to monitor the company's performance, we observed that the impact was more benign than we expected and that the bank has been able to sustain strong mortgage loan growth. Therefore, we rebuilt a position in the stock.

OUTLOOK

Although emerging markets are generally healthy, they face several areas of vulnerability. Economic growth and commodity prices are both strong, and currencies are attractive. Valuations generally remain attractive as well, although the valuation gap with developed markets has narrowed over the last two years. However, in an environment of rising global inflation and higher interest rates, emerging markets would not be immune to a tightening of global liquidity and increased risk aversion. What's more, markets in our target regions are among the most expensive in the emerging markets universe.

With the balance of these economic forces in mind, we remain somewhat cautious. If global growth rises rapidly and interest rates increase sharply, we could see a repeat of the second quarter's sharp sell-off. If global growth stabilizes, liquidity expands, and the valuation and currency benefits remain in place, emerging markets could continue to provide solid returns.



Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 17, 2004

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe & Middle East Index:
a market capitalization-weighted index consisting of more than 100 securities in seven world markets.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------
Lukoil, Russia                                                              9.0%
Orascom Telecommunications, Egypt                                           5.2
AO VimpelCom, Russia                                                        4.8
Commercial International Bank, Egypt                                        4.6
Orascom Construction Industries, Egypt                                      4.3
--------------------------------------------------------------------------------
OTP Bank, Hungary                                                           4.2
Makhteshim-Agan Industries, Israel                                          4.1
Bank Hapoalim, Israel                                                       4.0
MMC Norilsk Nickel, Russia                                                  3.7
Egyptian Company for Mobile Services, Egypt                                 3.5
--------------------------------------------------------------------------------
Gazprom, Russia                                                             3.3
Komercni Banka, Czech Republic                                              3.2
Mobile Telesystems, Russia                                                  3.2
PetroKazakhstan, Kazakhstan                                                 3.0
Lipman Electronic Engineering, Israel                                       2.8
--------------------------------------------------------------------------------
Bank Leumi, Israel                                                          2.6
Check Point Software Technologies, Israel                                   2.6
Akbank, Turkey                                                              2.4
Turkcell Iletisim Hizmetleri, Turkey                                        2.2
Hansabank, Estonia                                                          2.0
--------------------------------------------------------------------------------
Partner Communications, Israel                                              1.9
Turkiye Garanti Bankasi, Turkey                                             1.7
Telesystem International Wireless, Canada                                   1.6
Orbotech, Israel                                                            1.5
Arcelik, Turkey                                                             1.4
--------------------------------------------------------------------------------
Total                                                                      82.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------
As of 10/31/04

Emerging Europe & Mediterranean Fund    $14,395

MSCI Emerging Markets Europe and Middle East Index  $12,735

                       MSCI Emerging Markets              Emerging Europe &
                    Europe & Middle East Index            Mediterranean Fund

 8/2000                    $10,000                           $10,000

10/2000                      9,136                             8,650

10/2001                      5,828                             5,944

10/2002                      6,347                             6,882

10/2003                      9,655                            10,909

10/2004                     12,735                            14,395


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 10/31/04                                     1 Year        8/31/00
--------------------------------------------------------------------------------
Emerging Europe & Mediterranean Fund                       31.96%          9.14%

MSCI Emerging Markets Europe & Middle East Index           31.21           5.98

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   5/1/04        10/31/04     5/1/04 to 10/31/04
--------------------------------------------------------------------------------
Actual                          $   1,000      $  1,086.20             $    9.17

Hypothetical (assumes 5%
return before expenses)         $   1,000      $  1,016.35             $    8.86

 *Expenses are equal to the fund's annualized expense ratio for the six-month period (1.75%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.


QUARTER-END RETURNS
--------------------------------------------------------------------------------
                                                                           Since
                                                                       Inception
Periods Ended 9/30/04                       1 Year        3 Years        8/31/00
--------------------------------------------------------------------------------
Emerging Europe & Mediterranean Fund        31.37%         38.44%          8.03%

MSCI Emerging Markets Europe &
Middle East Index                           26.24          33.16           4.84

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     Year                                8/31/00
                                    Ended                                Through
                                 10/31/04  10/31/03  10/31/02 10/31/01  10/31/00
NET ASSET VALUE
Beginning of period              $ 10.81   $  6.82   $  5.89  $  8.65   $ 10.00

Investment activities
  Net investment income (loss)     (0.01)     0.04*   (0.05)*  (0.06)*   (0.01)*
  Net realized and
  unrealized gain (loss)            3.40      3.93     0.98    (2.64)    (1.34)
  Total from investment
    activities                      3.39      3.97     0.93    (2.70)    (1.35)

Distributions
  Net investment income            (0.02)         -         -        -         -
  Net realized gain                     -         -         -   (0.07)         -
  Total distributions              (0.02)         -         -   (0.07)         -

Redemption fees added
to paid-in-capital                  0.06      0.02          -    0.01          -

NET ASSET VALUE
End of period                    $ 14.24   $ 10.81   $  6.82  $  5.89   $  8.65
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                    31.96%   58.50%*   15.79%* (31.28)%* (13.50)%*

Ratio of total expenses to
average net assets                1.75%    1.75%*    1.75%*    1.75%*    1.75%+*

Ratio of net investment
income (loss) to average
net assets                      (0.16)%    0.51%*  (0.66)%* (0.82)%*   (0.73)%+*

Portfolio turnover rate           67.7%    54.1%     94.5%    83.1%      62.9%+

Net assets, end of period
(in thousands)                 $114,568 $ 46,813  $ 21,481 $ 17,331   $ 25,533

 ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption and account fees.

 *Excludes expenses in excess of a 1.75% contractual expense limitation in effect through 2/28/05.

 +Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

CANADA   1.6%

Common Stocks   1.6%

Telesystem International Wireless (USD) *(ss.)          166,100            1,819

Total Canada (Cost $1,578)                                                 1,819


CZECH REPUBLIC   3.2%

Common Stocks   3.2%

Komercni Banka                                           29,276            3,690

Total Czech Republic (Cost $2,665)                                         3,690


EGYPT   18.4%

Common Stocks   18.4%

Commercial International Bank                           933,650            5,322

Egyptian Company for Mobile Services                    208,030            3,973

Orascom Construction Industries                         427,400            4,910

Orascom Telecommunications *                            174,200            6,015

Vodafone Egypt *                                        117,677              888

Total Egypt (Cost $13,325)                                                21,108


ESTONIA   2.0%

Common Stocks   2.0%

Hansabank (EUR)                                         225,576            2,272

Total Estonia (Cost $1,404)                                                2,272


HUNGARY   4.2%

Common Stocks   4.2%

OTP Bank                                                190,400            4,809

Total Hungary (Cost $4,166)                                                4,809


ISRAEL   20.3%

Common Stocks   20.3%

Bank Hapoalim                                         1,659,000            4,557

Bank Leumi                                            1,415,000            2,981

Check Point Software Technologies (USD) *               130,415            2,950

Lipman Electronic Engineering (USD)(ss.)                134,700            3,209

Makhteshim-Agan Industries                            1,123,900            4,695

NICE Systems ADR (USD) *                                 44,200              935

Orbotech (USD) *                                        100,800            1,705

Partner Communications ADR (USD) *(ss.)                 333,790            2,186

Total Israel (Cost $23,033)                                               23,218


KAZAKHSTAN   3.0%

Common Stocks   3.0%

PetroKazakhstan (USD)                                    93,989            3,468

Total Kazakhstan (Cost $2,581)                                             3,468


RUSSIA   24.5%

Common Stocks   24.5%

AO VimpelCom ADR (USD) *                                 48,000            5,472

Gazprom ADR (USD)                                       100,800            3,766

Lukoil (USD)                                             57,130            1,777

Lukoil ADR (USD)(ss.)                                    68,550            8,586

MMC Norilsk Nickel (USD)                                 68,000            4,236

Mobile Telesystems ADR (USD)(ss.)                        25,431            3,691

Sibneft ADR (USD)(ss.)*                                  15,600              581

Total Russia (Cost $16,700)                                               28,109


TURKEY   12.3%

Common Stocks   12.3%

Akbank                                              617,161,961            2,783

Anadolu Efes Biracilik ve Malt Sanayii               93,887,750            1,484

Arcelik *                                           261,306,800            1,586

Denizbank As (Regulation S shares) *                750,000,000            1,465

Dogus Otomotiv *                                     73,233,800              241

Hurriyet Gazete                                     550,745,781            1,091

Turkcell Iletisim Hizmetleri                        357,669,940            2,195

Turkcell Iletisim Hizmetleri ADR (USD)                   18,580              284

Turkiye Garanti Bankasi *                           743,446,123            1,987

Turkiye Is Bankasi (Isbank)                         231,070,800              956

Total Turkey (Cost $8,987)                                                14,072


SHORT-TERM INVESTMENTS   8.8%

Money Market Funds   8.8%

T. Rowe Price Reserve Investment Fund, 1.81% #+      10,021,709           10,022

Total Short-Term Investments (Cost $10,022)                               10,022


SECURITIES LENDING COLLATERAL   9.9%

Money Market Pooled Account   9.9%

Investment in money market pooled account managed
by JP Morgan Chase Bank, London, 1.788% #            11,326,783           11,327

Total Securities Lending Collateral (Cost $11,327)                        11,327

Total Investments in Securities

108.2% of Net Assets (Cost $95,788)                                     $123,914

  (1) Denominated in currency of country of incorporation unless otherwise noted

    # Seven-day yield

    * Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See
      Note 2

    + Affiliated company - See Note 5

  ADR American Depository Receipts

  EUR Euro

  USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $10,022)                           $        10,022

  Other companies (cost $85,766)                                        113,892

  Total investments in securities                                       123,914

Other assets                                                              2,530

Total assets                                                            126,444

Liabilities

Obligation to return securities lending collateral                       11,327

Other liabilities                                                           549

Total liabilities                                                        11,876

NET ASSETS                                                      $       114,568
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $        (7,169)

Net unrealized gain (loss)                                               28,131

Paid-in-capital applicable to 8,042,701 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                       93,606

NET ASSETS                                                      $       114,568
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         14.24
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        10/31/04
Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $213)                       $         1,314

  Securities lending                                                         14

  Total income                                                            1,328

Expenses
  Investment management                                                     888

  Shareholder servicing                                                     190

  Custody and accounting                                                    166

  Registration                                                               33

  Prospectus and shareholder reports                                         27

  Legal and audit                                                            20

  Directors                                                                   5

  Miscellaneous                                                               5

  Reductions/repayments of fees and expenses
    Investment management fees (waived) repaid                              125

    Expenses (reimbursed by) repaid to manager                                3

  Total expenses                                                          1,462

Net investment income (loss)                                               (134)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                                968

  Foreign currency transactions                                            (182)

  Net realized gain (loss)                                                  786

Change in net unrealized gain (loss)
  Securities                                                             15,444

  Other assets and liabilities
  denominated in foreign currencies                                           5

  Change in net unrealized gain (loss)                                   15,449

Net realized and unrealized gain (loss)                                  16,235

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        16,101
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                              Year
                                                             Ended
                                                          10/31/04      10/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                           $   (134)    $     154

  Net realized gain (loss)                                    786          (795)

  Change in net unrealized gain (loss)                     15,449        14,736

  Increase (decrease) in net assets from operations        16,101        14,095

Distributions to shareholders
  Net investment income                                       (90)            -

Capital share transactions *
  Shares sold                                              83,559        19,952

  Distributions reinvested                                     83             -

  Shares redeemed                                         (32,309)       (8,789)

  Redemption fees received                                    411            74

  Increase (decrease) in net assets from capital
  share transactions                                       51,744        11,237

Net Assets

Increase (decrease) during period                          67,755        25,332

Beginning of period                                        46,813        21,481

End of period                                            $114,568     $  46,813
                                                        ------------------------
(Including undistributed net investment income of $0 at 10/31/04 and $47 at 10/31/03)

*Share information
  Shares sold                                               6,195         2,165

  Distributions reinvested                                      7             -

  Shares redeemed                                          (2,490)         (983)

  Increase (decrease) in shares outstanding                 3,712         1,182

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------
                                                                October 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits
The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 85% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $10,974,000; aggregate collateral consisted of $11,327,000 in the money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $94,602,000 and $53,754,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $90,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                          $   29,184,000

Unrealized depreciation                                              (1,053,000)

Net unrealized appreciation (depreciation)                           28,131,000

Capital loss carryforwards                                           (7,169,000)

Paid-in capital                                                      93,606,000

Net assets                                                       $  114,568,000
                                                                 --------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $968,000 of capital loss carryforwards. As of October 31, 2004, the fund had $3,808,000 of capital loss carryforwards that expire in fiscal 2009, $2,673,000 that expire in fiscal 2010, and $688,000 that expire in fiscal 2011.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                              $      177,000

Undistributed net realized gain                                         182,000

Paid-in capital                                                        (359,000)

At October 31, 2004, the cost of investments for federal income tax purposes was $95,788,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by

Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $122,000.

The fund is also subject to a contractual expense limitation through February 28, 2005. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.75%. Through February 28, 2007, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at October 31, 2004, management fees waived in the amount of $74,000 remain subject to repayment by the fund through February 28, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $132,000 for T. Rowe Price Services, Inc., and $3,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $24,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $7,000 of Spectrum Funds' expenses, of which $4,000 related to services provided by Price and $1,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 1.8% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $31,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $10,022,000 and $1,859,000, respectively.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Europe & Mediterranean Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Europe & Mediterranean Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------


TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $213,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $213,000 and foreign taxes paid of $213,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, and Chief
(1945)                        Executive Officer, The Rouse Company, real estate
1991                          developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corporation

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh, Inc. (1999-2003);
2003                          Managing Director and Head of International
                              Private Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Blackstone Real
2001                          Estate Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
 Portfolios Overseen]         and Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman of
[111]                         the Board and Director, T. Rowe Price Global
                              Asset Management Limited,T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

*Each inside director serves until retirement, resignation, or election of a successor.

OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
 International Funds                    Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski  (1966)           Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/Deutsche
                                        Asset Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President,T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $11,228                $9,262
     Audit-Related Fees                       1,064                   676
     Tax Fees                                 2,997                 2,522
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004